Exhibit 23.1


                     Consent of Richard A. Eisner & Co., LLP

                                                                    Exhibit 23.1




                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-84961) and Registration Statement on Form S-8 (No. 333-89789) of our report dated February 28, 2001 on the financial statements of NUWAVE Technologies, Inc. included in the Annual Report on Form 10-KSB of NUWAVE Technologies, Inc. for the year ended December 31, 2000.



Richard A. Eisner & Company, LLP


Florham Park, New Jersey
March 29, 2001